UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2018 (April 16, 2018)

SS&C TECHNOLOGIES HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-34675	71-0987913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Lamberton Road, Windsor, CT	06095
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 298-4500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

This Form 8-K/A amends the Current Report on Form 8-K of SS&C Technologies Holdings, Inc. (“SS&C”), filed on April 16, 2018 (the “Original Report”), regarding SS&C’s announcement that it had acquired DST Systems, Inc. (“DST”) pursuant to the Agreement and Plan of Merger dated as of January 11, 2018. We are filing the attached unaudited condensed consolidated financial statements and notes of DST for the three months ended March 31, 2018 and 2017.  We are filing the attached unaudited pro forma combined condensed financial information of SS&C Technologies Holdings, Inc. and its subsidiaries for the year ended December 31, 2017, the six months ended June 30, 2018, and the related notes to update the dates and periods presented for the financial information included therein. Other than with respect to the dates and periods presented, the Original Report remains unmodified.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The unaudited condensed consolidated balance sheets of DST as of March 31, 2018 and December 31, 2017 and the related condensed consolidated statements of income, statements of comprehensive income, statements of changes in stockholders’ equity, and statements of cash flows for the three months ended March 31, 2018 and 2017 and the related notes, are attached as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma financial information required by this item is included as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

Exhibit No.	Description

99.1

Unaudited condensed consolidated balance sheet of DST as of March 31, 2018 and December 31, 2017 and the related condensed consolidated statements of operations, statements of comprehensive income, and statements of cash flows for the three months ended March 31, 2018 and 2017 and the related notes.

99.2

Unaudited pro forma combined condensed financial information of SS&C Technologies Holdings, Inc. and its subsidiaries for the six months ended June 30, 2018, and for the year ended December 31, 2017, and the related notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SS&C TECHNOLOGIES HOLDINGS, INC.

Date: October 31, 2018	By:	/s/Patrick J. Pedonti
Patrick J. Pedonti
Senior Vice President and Chief Financial Officer